Exhibit 10.1

OPTIMUMBANK HOLDINGS, INC.

SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE

THE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE OF OPTIMUMBANK HOLDINGS, INC. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE COMMON STOCK CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY PRINTED ON THE COMMON STOCK CERTIFICATE AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS, AND WILL NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH SUCH CERTIFICATES AND SUCH LAWS.

OptimumBank Holdings, Inc.

2929 East Commercial Boulevard

Suite 303

Ft. Lauderdale, Florida 33308

To the Board of Directors of OptimumBank Holdings, Inc. (the “Company”):

1. SUBSCRIPTION. The undersigned hereby agrees and gives a binding commitment to purchase from the Company the total number of shares as set forth on the signature page hereto on the terms provided for herein of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $3.90 per share. The subscription amount for the shares so subscribed will be paid pursuant to the instructions to be provided by the Company on or before the business day preceding the closing date of the offering (the “Closing Date”).

The undersigned acknowledges that an investment in the Common Stock involves significant risks and that no federal or state agency has made any finding or recommendation as to the Company’s feasibility or prospects for successful operation.

The undersigned understands and agrees that the Company reserves the right to accept or reject the undersigned’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company; the Company may do so in counterpart form..

The undersigned understands and agrees that the Company is obligated to file with the Securities and Exchange Commission (the “SEC”) a Schedule 14C at least twenty (20) days prior to issuing shares of Common Stock pursuant to this Subscription Agreement. Within three (3) days of the Company accepting Subscription Agreements from investors to purchase at least 1,500,000 shares of Common Stock, the Company will file such a Schedule 14C. On the twentieth (20th) day following such filing, the undersigned shall deliver to the Company funds represented by a wire transfer or official bank check made payable to “OptimumBank Holdings, Inc.” in an amount equal to the total purchase price of the number of shares of Common Stock for which the undersigned has subscribed. If within the twenty (20) day period commencing on the date the Company files the Schedule 14C, the SEC issues any comment or takes any action which requires the Company to amend or supplement its Schedule 14C, the undersigned’s obligation to deliver to the Company such funds shall be deferred until the Company has satisfied the SEC’s comments or other requirements. The Company shall keep the undersigned reasonably informed as to the status of its filing of its Schedule 14C.

2. REPRESENTATIONS BY UNDERSIGNED. The undersigned acknowledges, agrees, represents, and warrants as follows:

(a) The undersigned has been provided access to and has read: (i) the Company’s Investor Presentation dated February 1, 2024, and (ii) the Company’s reports filed with the SEC up to and including any reports filed on or before the date hereof. In addition, the undersigned has requested and received such additional information and has made such investigation concerning the Company and its wholly owned subsidiary, OptimumBank (the “Bank”) and other matters as the undersigned has deemed advisable. Such materials and information referenced in the two preceding sentences, together with this Subscription Agreement and Investor Questionnaire, are referred to herein as the “Offering Materials.” As of the date hereof, the undersigned has not been furnished with any information, statements, or representations, oral or written, that is contrary in any material way to the information presented and statements made in the Offering Materials.

(b) The undersigned understands that the offering of the Common Stock has not been registered under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on an exemption from registration of transactions by an issuer that do not involve any public offering. The undersigned further understands that the offering of Common Stock has not been qualified or registered under state securities laws in reliance upon exemptions under such laws and, in part, in reliance upon the representations, warranties, and covenants made and information furnished by the undersigned herein; that the offering and the Offering Materials have not been reviewed by the SEC, any state securities authority or other regulatory authority; and that a number of material terms of the offering do not comply with the standards generally applied by such authorities with respect to offerings that are subject to their review.

(c) The undersigned represents and warrants that it is an “accredited investor” within the meaning of Rule 501 under the securities Act of 1933 and that the undersigned has initialed the following statements which are applicable to him/her/it, with the understanding that the Company will rely on such representations, warranties, and covenants in determining the suitability of this investment for the undersigned and in order to comply with federal and state securities laws.

(______)	(i)	the undersigned is a natural person whose individual net worth, or joint net worth with such person’s spouse, at the time of purchase, exceeds $1,000,000 (excluding in such calculation the value of such person’s primary residence as an asset and the related amount of indebtedness secured by the primary residence up to its fair market value as a liability and including in such calculation, if applicable, the related amount of indebtedness secured by the primary residence that exceeds its fair market value); or

(______)	(ii)	the undersigned is a natural person who had an individual gross income (excluding the income of the undersigned’s spouse) in excess of $200,000 in each of the two most recent years and who reasonably expects an individual gross income in excess of $200,000 in the current year; or

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(______)	(iii)	the undersigned is a natural person who had a joint gross income (including the income of the undersigned’s spouse) in excess of $300,000 in each of the two most recent years and who reasonably expects a joint gross income in excess of $300,000 in the current year; or

(______)	(iv)	the undersigned is an executive officer or director of the Company or the Bank; or

(______)	(v)	the undersigned is an entity in which all of the equity owners are accredited investors as defined in Regulation D issued under the 1933 Act; or

(______)	(vi)	the undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered and the individual making the investment decision for the undersigned has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company; or

(______)	(vii)	the undersigned is a qualifying organization as set forth on the Verification Form. (A partnership, corporation, trust or other qualifying organization must also complete the Verification Form for Partnerships, Corporations, Trusts and Other Entities.)

(d) The undersigned, either alone or with his/her/its purchaser representative, has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the risks and merits of this investment and to protect the undersigned’s own interests in connection with an investment in the Common Stock.

(e) The undersigned recognizes that an investment in the Common Stock involves special risks, including the risk of loss of the entire investment.

(f) The undersigned understands that the shares of Common Stock offered and being purchased are not savings accounts or deposits and are not insured by the Federal Deposit Insurance Corporation, the Deposit Insurance Fund, or any other government agency.

(g) If applicable, the undersigned has discussed with the undersigned’s purchaser representative the suitability of an investment in the Common Stock for the undersigned’s particular situation.

Not applicable

Name of Purchaser Representative:

Address and Telephone Number:

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(h) The undersigned acknowledges that because the Common Stock has not be registered pursuant to the requirements of the 1933 Act, therefore, the undersigned may not be able to readily sell or dispose of such shares of Common Stock. The undersigned further acknowledges that: (i) he/she/it has liquid assets sufficient to assure that purchase of the Common Stock will cause no undue financial difficulties and that, after purchasing the Common Stock; (ii) the undersigned will be able to provide for any foreseeable current needs and other possible contingencies; (iii) the undersigned is able to bear the risk of illiquidity and the risk of a complete loss of this investment; and (iv) the undersigned offers, as evidence of ability to bear economic risk, the information required in this Subscription Agreement and Investor Questionnaire.

(i) The undersigned understands that the undersigned’s ability to transfer the Common Stock will be restricted, including restrictions against transfers unless the transfer is in compliance with the registration requirements of the 1933 Act and applicable state securities laws (including investor suitability standards) or the Company registers for resale the shares of Common Stock pursuant to the requirements of the 1933 Act.

(j) The Common Stock is being purchased for the account of the undersigned for investment only and not for the interest or account of any other person or with a view toward resale, assignment, fractionalization, or distribution thereof, and the undersigned agrees not to sell, transfer, pledge, hypothecate, or otherwise transfer, encumber, or dispose of the Common Stock purchased hereby unless such shares have been registered under the 1933 Act and applicable state securities laws or unless an exemption from the registration requirements of the 1933 Act and such laws is available.

(k) All information which the undersigned has provided to the Company concerning the undersigned and the undersigned’s financial condition and knowledge of financial and business matters is correct, complete, and accurate as of the date hereof and may be relied upon by the Company. If there is any material change in such information prior to the undersigned’s purchase of the Common Stock, the undersigned will provide the Company with such information in writing prior to delivering any funds to the Company, or accepting any shares of Common Stock from the Company, pursuant to Section 1 hereof.

(l) The undersigned agrees to indemnify and hold harmless the Company and the Bank, and each officer and director of the Company and the Bank, against any and all liability, costs, and expenses arising out of or resulting from any misrepresentations, breach of warranty, or breach of any covenant by the undersigned contained in this Subscription Agreement and Investor Questionnaire or otherwise with respect to the shares of Common Stock being subscribed for by the undersigned.

(m) The undersigned acknowledges that once an executed Subscription Agreement and Investor Questionnaire has been received by the Company, it may not be rescinded or modified by the undersigned unless the offering is terminated or the subscription is rejected by the Company.

(n) Notwithstanding any of the other provisions hereof, the undersigned agrees that the Company will not be obligated to issue any shares of Common Stock pursuant to this Subscription Agreement if the issuance of such shares would constitute a violation by the undersigned or by the Company of any provision of any applicable law or regulation or policy of any governmental authority.

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(o) The undersigned specially represents and warrants to, and covenants with, the Company that the undersigned: (i) is not, and will not, act in concert with any other person, as described in and contemplated by Regulation Y (12 CFR Part 225) or Chapter 658, Florida Statutes; (ii) does not have any written or oral agreement to vote his/her/its Common Stock with any other investor or stockholder of the Company, and (iii) will not seek to exercise any controlling influence over the Company’s Board of Directors, senior management or policies and business affairs of the Company or the Bank.

3. INFORMATION CONCERNING EACH SUBSCRIBER. The undersigned represents and warrants that the following information is true and complete with respect to each subscriber (if the subscription is made by more than one person, give the information for each person):

a.	Full Name:

Age:_______ U.S. Citizen? Yes _____ No _____

b.	Residence Address and Telephone Number:_______________________________________________________

c.	Business or Professional Affiliation and Position:

d.	Business Address and Telephone Number:

e.	Send correspondence to my: Home _____ Business _____

f.	Preferred email address:______________________________________________________________________

g.	Do you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of your prospective purchase of the Common Stock?

Yes ______ No ______

If you answered “Yes,” describe the basis for your knowledge and experience (attach additional pages if necessary):

h.	Have you previously purchased securities that were sold in reliance on a “private offering” or “private placement” exemption from registration under the 1933 Act?

Yes _______ No _______

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4. TYPE OF OWNERSHIP.

The type of ownership in which the undersigned intends to purchase Common Stock is:

________	INDIVIDUAL OWNERSHIP
(One signature required)

________	JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP
(Both parties must sign)

________	INDIVIDUAL OWNERSHIP*
(Through Retirement Account)

*Please check with the custodian of your retirement account as to any documentation which may be required in order to make such an investment.

________	TRUST
(See below)

________	CUSTODIAN for __________________ under _______________________

________	PARTNERSHIP
(Please include a copy of the Statement of Partnership or
Partnership Agreement authorizing signature)

________	CORPORATION OR OTHER LEGAL ENTITY
(Please include Certified Corporate or Other Resolution authorizing signature)

________	COMMUNITY PROPERTY
(One signature required)

________	TENANTS-IN-COMMON
(Both parties must sign)

________	OTHER (Please describe)

If for TRUST ownership:

a.	Trustee(s): ____________________________

b.	Trust date: ___________________________

c.	Name of Trust: _________________________

d.	For the benefit of (if beneficiaries are to be included on stock certificate):

Please also provide a copy of the Trust Agreement or other authorization.

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If you intend to invest jointly with any other individual(s), please list below the names of such other individual(s) and state whether they are: (i) your spouse; (ii) your relative; or (iii) a relative of your spouse, and indicate whether or not you reside with such individual.

Name	Relationship

5. In which state did you receive this Subscription Agreement?

In which state did you execute and deliver the Subscription Agreement?

If the undersigned is a partnership, corporation, trust, or other entity, a “Verification Form for Partnerships, Corporations, Trusts and Other Entities” must be completed.

6. Subscriptions cannot be revoked or modified once they are submitted to the Company. The undersigned requests delivery of the Common Stock as follows (check only one):

☐	Certificated (i.e., physical delivery of the stock certificates to you)

☐	Book Entry (i.e., your ownership will be recorded with the Company’s transfer agent)

7. This Subscription Agreement and Investor Questionnaire and any documents executed in connection herewith shall be governed by and construed and interpreted in accordance with the laws of the State of Florida without regard to any provision that would result in the application of the laws of any other state or jurisdiction. This Subscription Agreement and Investor Questionnaire are not assignable.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURE PAGE

The undersigned hereby subscribes for: __________ shares of Common Stock of OptimumBank Holdings, Inc., at a price of $3.90 per share, for a total purchase price of $____________. The undersigned subscriber hereby agrees, at such time as required by Section 1, to transmit a wire transfer payable to “OptimumBank Holdings, Inc.” in the amount of $______________ which represents the total aggregate amount payable and due to the Company for the Common Stock subscribed for by the undersigned.

CONCLUDING REPRESENTATIONS. The undersigned subscriber understands and agrees that the Company makes no representations or warranties other than those specifically set forth in this Subscription Agreement. Without limiting the generality of the foregoing, the undersigned understands and agrees that the Company makes no representations or warranties as to the revenues or return which the undersigned might receive from an investment in the Common Stock or as to the performance or financial condition of the Company, and that any representation to the contrary is unauthorized and may not be relied upon. The undersigned has access to and has read the documents that are included in the Offering Materials, and the undersigned understands and agrees that these shares of Common Stock have not been registered pursuant to the requirements of the 1933 Act or any state law. The undersigned understands that subscriptions cannot be revoked once they are submitted to the Company, and acknowledges and agrees that the Company reserves the right to accept or reject, in whole or in part, any subscription, for any reason in its sole discretion, which right may be exercised at the time of submission of an executed Subscription Agreement or at any time thereafter prior to the delivery of shares of Common Stock.

The foregoing Subscription Agreement and Investor Questionnaire are executed this ____ day of _______________, 2024, at ________________ (City), _____________ (State).

Investor #1 Signature	Investor #2 Signature

Investor #1 Print or Type Name	Investor #2 Print or Type Name

Social Security or Tax I.D. Number	Social Security or Tax I.D. Number

Subscription Accepted:

Date: _________________, 2024

OPTIMUMBANK HOLDINGS, INC.

By:
Moishe Gubin
Chairman of the Board

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OPTIMUMBANK HOLDINGS, INC.

VERIFICATION FORM FOR PARTNERSHIPS,
CORPORATIONS, TRUSTS, AND OTHER ENTITIES

This form must be completed on behalf of any partnership, corporation, trust, or other entity seeking to subscribe for shares of common stock, par value $0.01 per share, of OptimumBank Holdings, Inc. (the “Common Stock”). Please include any additional information which you believe is necessary or appropriate to make the following information accurate and complete.

(1)	Name and Type of Entity _______________________________________________________________

(2)	State and Date of Formation ____________________________________________________________

(3)	Business of Entity___________________________________________________________________

(4)	Prior Business Activities.

(a) Has the entity been formed for the specific purpose of purchasing Common Stock?

Yes ___	No ____

(b) If the answer to (a) above is no, please list the entity’s prior business activities and, if applicable, its prior participation in other investments (include year of investments or activities, amounts involved, general nature of activities or investments and types of investment vehicles):

__________________________________________________________________________________

__________________________________________________________________________________

__________________________________________________________________________________

(5)	Is the Undersigned a Registered Bank Holding Company or Required to Register as One? Yes ____ No ______

(6)	Certain Qualified Organizations

The undersigned represents and warrants that it is (check one or more, if applicable):

(______)	(a)	A bank as defined in Section 3(a)(2) of the Securities Act of 1933.

(______)	(b)	A savings and loan association or other institution specified in Section 3(a)(5)(A) of the Securities Act of 1933.

(______)	(c)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

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(______)	(d)	An insurance company as defined in Section 2(13) of the Securities Act of 1933.

(______)	(e)	An investment company registered under the Investment Company Act of 1940.

(______)	(f)	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

(______)	(g)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act as 1958.

(______)	(h)	A plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees with assets in excess of $5,000,000.

(______)	(i)	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) (i) having total assets in excess of $5,000,000; (ii) or for which investment decisions are made by a Plan Fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor; (iii) or if a self-directed plan, investment decisions are made solely by persons that are “accredited investors” as defined by regulations of the SEC. See Section (6) below.

(______)	(j)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(______)	(k)	An organization described in Section 501(c)(3) of the Internal Revenue Code (tax exempt organization), corporation, or similar business trust, or partnership, not formed for the specific purpose of acquiring the Common Stock, having total assets in excess of $5,000,000.

(______)	(l)	A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities to be offered which is directed in its purchase by a person meeting the requirements of Section (6)(a) below.

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(7)	Suitability Standards For Other Entities

If you are a corporation or partnership that is not an entity listed in (6)(a) through (l) above, does each natural person that directly or indirectly owns an equity interest in the entity qualify under the following Suitability Standards:

(a)	Each such person’s individual net worth, or joint net worth with the person’s spouse, exceeds $1,000,000 at the date hereof (excluding in such calculation the value of such person’s primary residence as an asset and the related amount of indebtedness secured by the primary residence up to its fair market value as a liability and including in such calculation, if applicable, the related amount of indebtedness secured by the primary residence that exceeds its fair market value).

	Yes ___	No ____

(b)	Each such person had an individual gross income (excluding the income of the person’s spouse) in excess of $200,000 in each of the two most recent years and reasonably expects an individual gross income in excess of $200,000 in the current year.

	Yes ___	No ____

(c)	Each such person had a joint gross income (including the income of the person’s spouse) in excess of $300,000 in each of the two most recent years and reasonably expects a joint gross income in excess of $300,000 in the current year.

	Yes ___	No ____

(8)	The entity represents and warrants as follows that:

(a)	The entity is authorized and otherwise duly qualified to purchase and hold the Common Stock;

(b)	The individual or individuals who represent the entity and who are authorized to make investment decisions on behalf of the entity have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the prospective investment in the Common Stock;

(c)	The entity is able to bear the economic risk of an investment in the Common Stock; and

(d)	The entity was formed under the laws of, and its principal place of business is within, the state that is set forth above.

This Verification Form has been duly and validly authorized, executed and delivered and, when executed and delivered by the other parties hereto, will constitute the legal, valid, binding and enforceable obligation of the undersigned.

Additional information may be requested to verify any information provided in this form or in the other subscription materials.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURE PAGE

Signatures (all general partners of a partnership must sign; the president or vice president and secretary or assistant secretary of a corporation must sign; and the trustee of a trust must sign):

Name of entity ____________________________	Tax I.D. Number _______________________________

Address ________________________________________________________________________________________

________________________________________________________________________________________________

Telephone No. of Entity ________________________

Date: ________________, 2024

By:
	Signature	Title

By:
	Signature	Title

By:
	Signature	Title

By:
	Signature	Title

By:
	Signature	Title

By:
	Signature	Title

By:
	Signature	Title

(If additional signatures are required, please use a separate sheet.)

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